                                                                      Exhibit 24

                            POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Barry F. Schwartz, Glenn P. Dickes and Joram C. Salig or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the Mafco Consolidated Group Inc. (the "Corporation") registration statement on Form S-1 (the "Registration Statement") under the Securities Act of 1933, as amended (the "Act"), including, without limiting the generality of the foregoing, to sign the Registration Statement in the name and on behalf of the undersigned as a director or officer of the Corporation, and any amendments or supplements to the Registration Statement, including any and all stickers and post-effective amendments to the Registration Statement, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has signed these presents this 31st day of October, 1996.

                                 /s/ Ronald O. Perelman
                              ------------------------------------
                              RONALD O. PERELMAN

                            POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Barry F. Schwartz, Glenn P. Dickes and Joram C. Salig or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the Mafco Consolidated Group Inc. (the "Corporation") registration statement on Form S-1 (the "Registration Statement") under the Securities Act of 1933, as amended (the "Act"), including, without limiting the generality of the foregoing, to sign the Registration Statement in the name and on behalf of the undersigned as a director or officer of the Corporation, and any amendments or supplements to the Registration Statement, including any and all stickers and post-effective amendments to the Registration Statement, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has signed these presents this 31st day of October, 1996.

                                /s/ Howard Gittis
                              ------------------------------------
                              HOWARD GITTIS

                            POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Barry F. Schwartz, Glenn P. Dickes and Joram C. Salig or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the Mafco Consolidated Group Inc. (the "Corporation") registration statement on Form S-1 (the "Registration Statement") under the Securities Act of 1933, as amended (the "Act"), including, without limiting the generality of the foregoing, to sign the Registration Statement in the name and on behalf of the undersigned as a director or officer of the Corporation, and any amendments or supplements to the Registration Statement, including any and all stickers and post-effective amendments to the Registration Statement, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has signed these presents this 31st day of October, 1996.

                                /s/ James R. Maher
                              ------------------------------------
                              JAMES R. MAHER

                            POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Barry F. Schwartz, Glenn P. Dickes and Joram C. Salig or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the Mafco Consolidated Group Inc. (the "Corporation") registration statement on Form S-1 (the "Registration Statement") under the Securities Act of 1933, as amended (the "Act"), including, without limiting the generality of the foregoing, to sign the Registration Statement in the name and on behalf of the undersigned as a director or officer of the Corporation, and any amendments or supplements to the Registration Statement, including any and all stickers and post-effective amendments to the Registration Statement, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has signed these presents this 31st day of October, 1996.

                                /s/ Irwin Engelman
                              ------------------------------------
                              IRWIN ENGELMAN

                            POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Barry F. Schwartz, Glenn P. Dickes and Joram C. Salig or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the Mafco Consolidated Group Inc. (the "Corporation") registration statement on Form S-1 (the "Registration Statement") under the Securities Act of 1933, as amended (the "Act"), including, without limiting the generality of the foregoing, to sign the Registration Statement in the name and on behalf of the undersigned as a director or officer of the Corporation, and any amendments or supplements to the Registration Statement, including any and all stickers and post-effective amendments to the Registration Statement, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has signed these presents this 31st day of October, 1996.

                                /s/ Laurence Winoker
                              ------------------------------------
                              LAURENCE WINOKER

                            POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Barry F. Schwartz, Glenn P. Dickes and Joram C. Salig or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the Mafco Consolidated Group Inc. (the "Corporation") registration statement on Form S-1 (the "Registration Statement") under the Securities Act of 1933, as amended (the "Act"), including, without limiting the generality of the foregoing, to sign the Registration Statement in the name and on behalf of the undersigned as a director or officer of the Corporation, and any amendments or supplements to the Registration Statement, including any and all stickers and post-effective amendments to the Registration Statement, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has signed these presents this 31st day of October, 1996.

                                /s/ Philip E. Beekman
                              ------------------------------------
                              PHILIP E. BEEKMAN

                            POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Barry F. Schwartz, Glenn P. Dickes and Joram C. Salig or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the Mafco Consolidated Group Inc. (the "Corporation") registration statement on Form S-1 (the "Registration Statement") under the Securities Act of 1933, as amended (the "Act"), including, without limiting the generality of the foregoing, to sign the Registration Statement in the name and on behalf of the undersigned as a director or officer of the Corporation, and any amendments or supplements to the Registration Statement, including any and all stickers and post-effective amendments to the Registration Statement, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has signed these presents this 31st day of October, 1996.

                                /s/ Theo W. Folz
                              ------------------------------------
                              THEO W. FOLZ

                            POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Barry F. Schwartz, Glenn P. Dickes and Joram C. Salig or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the Mafco Consolidated Group Inc. (the "Corporation") registration statement on Form S-1 (the "Registration Statement") under the Securities Act of 1933, as amended (the "Act"), including, without limiting the generality of the foregoing, to sign the Registration Statement in the name and on behalf of the undersigned as a director or officer of the Corporation, and any amendments or supplements to the Registration Statement, including any and all stickers and post-effective amendments to the Registration Statement, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has signed these presents this 31st day of October, 1996.

                                /s/ Drew Lewis
                              ------------------------------------
                              DREW LEWIS

                            POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Barry F. Schwartz, Glenn P. Dickes and Joram C. Salig or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the Mafco Consolidated Group Inc. (the "Corporation") registration statement on Form S-1 (the "Registration Statement") under the Securities Act of 1933, as amended (the "Act"), including, without limiting the generality of the foregoing, to sign the Registration Statement in the name and on behalf of the undersigned as a director or officer of the Corporation, and any amendments or supplements to the Registration Statement, including any and all stickers and post-effective amendments to the Registration Statement, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has signed these presents this 31st day of October, 1996.

                              /s/ Jewel S. Lafontant-Mankarious
                              ------------------------------------
                              JEWEL S. LAFONTANT-MANKARIOUS

                            POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Barry F. Schwartz, Glenn P. Dickes and Joram C. Salig or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the Mafco Consolidated Group Inc. (the "Corporation") registration statement on Form S-1 (the "Registration Statement") under the Securities Act of 1933, as amended (the "Act"), including, without limiting the generality of the foregoing, to sign the Registration Statement in the name and on behalf of the undersigned as a director or officer of the Corporation, and any amendments or supplements to the Registration Statement, including any and all stickers and post-effective amendments to the Registration Statement, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has signed these presents this 25th day of October, 1996.

                               /s/ Robert Sargent Shriver III
                              ------------------------------------
                              ROBERT SARGENT SHRIVER III